COMMITMENTS AND CONTINGENCIES	9 Months Ended
Sep. 30, 2022
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES
18.	COMMITMENTS AND CONTINGENCIES

(a) Commitments

As of September 30, 2022, the Group’s commitments related to leasehold improvements and installation of equipment for hotel operations was RMB371, which is expected to be incurred within one to two years.

(b) Contingencies

The Group is subject to periodic legal or administrative proceedings in the ordinary course of the Group’s business, including lease contract terminations and disputes, and management agreement disputes. The Group does not believe that any currently pending legal or administrative proceeding to which the Group is a party will have a material adverse effect on the financial statements. As of September 30, 2022, there are no accrued contingent liabilities from such proceedings.